UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 2016

SPX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6948 (Commission File Number)	38-1016240 (IRS Employer Identification No.)

13320-A Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (980) 474-3700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On February 24, 2016, the Compensation Committee of SPX Corporation’s (the “Company’s”) Board of Directors approved new form equity award agreements for officers under the SPX Corporation 2002 Stock Compensation Plan, under which future equity awards to the Company’s officers will be made.  The form agreements are attached hereto as exhibits 10.1 through 10.4, respectively.  The Company anticipates first using these forms in connection with 2016 grants.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

10.1	Form of Performance-Based Restricted Stock Unit Agreement under the SPX Corporation 2002 Stock Compensation Plan

10.2	Form of Time-Based Restricted Stock Unit Agreement under the SPX Corporation 2002 Stock Compensation Plan

10.3	Form of Cash-Settled Performance Unit Agreement under the SPX Corporation 2002 Stock Compensation Plan

10.4	Form of Stock Option Agreement under the SPX Corporation 2002 Stock Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION
(Registrant)

Date: February 26, 2016	By:	/s/ John W. Nurkin
John W. Nurkin
Vice President, Secretary and General Counsel

S-1

EXHIBIT INDEX

Exhibit Number	Description

10.1	Form of Performance-Based Restricted Stock Unit Agreement under the SPX Corporation 2002 Stock Compensation Plan

10.2	Form of Time-Based Restricted Stock Unit Agreement under the SPX Corporation 2002 Stock Compensation Plan

10.3	Form of Cash-Settled Performance Unit Agreement under the SPX Corporation 2002 Stock Compensation Plan

10.4	Form of Stock Option Agreement under the SPX Corporation 2002 Stock Compensation Plan